Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF SEPTEMBER 30, 2006

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) with the United States Securities and Exchange Commission.

BASIS OF PREPARATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2005. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income ( a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE ’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 15 for a reconciliation of average equity.

Diluted book value per ordinary share ( a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 22 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios ( are GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the company’s financial performance for the three and nine months ended September 30, 2006 compared to the three and nine months ended September 30, 2005

(in US$ millions)	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
UNDERWRITING REVENUES
Gross premiums written	457.5	494.0	1,658.6	1,847.5
Premiums ceded	(24.0)	(149.5)	(273.1)	(384.0)
Net premiums written	433.5	344.5	1,385.5	1,463.5
Change in unearned premiums	(4.2)	34.9	(124.6)	(310.4)
Net premiums earned	429.3	379.4	1,260.9	1,153.1
UNDERWRITING EXPENSES
Losses and loss expenses	(232.0)	(683.0)	(688.2)	(1,086.3)
Acquisition expenses	(78.9)	(71.1)	(255.4)	(218.4)
General and administrative expenses	(36.8)	(31.5)	(118.0)	(90.6)
Total underwriting expenses	(347.7)	(785.6)	(1,061.6)	(1,395.3)
Underwriting income (loss)	81.6	(406.2)	199.3	(242.2)
OTHER OPERATING REVENUE
Net investment income	47.3	29.4	141.7	82.0
Interest expense	(4.6)	(4.3)	(12.5)	(12.2)
Total other operating revenue	42.7	25.1	129.2	69.8
Other expense	(7.1)	(4.8)	(9.6)	(9.2)
OPERATING INCOME (LOSS) BEFORE TAX	117.2	(385.9)	318.9	(181.6)
OTHER
Net realized exchange gains (losses)	2.5	(3.9)	10.4	(8.7)
Net realized investment losses	(1.0)	(1.4)	(6.1)	(1.4)
INCOME (LOSS) BEFORE INCOME TAX	118.7	(391.2)	323.2	(191.7)
Income taxes (expense) / benefit	(23.7)	29.2	(64.6)	(16.4)
NET INCOME (LOSS) AFTER TAX	95.0	(362.0)	258.6	(208.1)
Dividends paid on ordinary shares	(14.4)	(10.4)	(42.9)	(31.2)
Dividend declared on preference shares	(3.2)	0.0	(10.4)	0.0
Retained income (loss)	77.4	(372.4)	205.3	(239.3)
Components of net income (loss) (after tax)
Operating income (loss)	93.5	(357.1)	253.5	(198.4)
Net realized exchange gains (losses) (after tax)	2.5	(3.9)	10.4	(8.7)
Net realized investment losses (after tax)	(1.0)	(1.0)	(5.3)	(1.0)
NET INCOME (LOSS) AFTER TAX	95.0	(362.0)	258.6	(208.1)

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at September 30, 2006	As at December 31, 2005
ASSETS
Investments
Fixed maturities	3,766.7	3,046.1
Short-term investments	502.2	643.0
Other investments	150.0	0.0
Total investments	4,418.9	3,689.1
Cash and cash equivalents	411.5	748.3
Reinsurance recoverables
Unpaid losses	788.3	1,192.7
Ceded unearned premiums	93.8	72.7
Receivables
Underwriting premiums	814.3	541.4
Other	46.4	55.7
Deferred policy acquisition costs	166.6	156.2
Derivative at fair value	12.6	40.5
Office properties and equipment	23.0	22.8
Other assets	13.9	10.2
Intangible assets	8.2	8.2
Total assets	6,797.5	6,537.8
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,989.3	3,041.6
Unearned premiums	1,032.1	868.0
Total insurance reserves	4,021.4	3,909.6
Payables
Reinsurance premiums	51.6	155.0
Taxation	69.0	32.7
Accrued expenses and other payables	85.5	139.4
Liabilities under derivative contracts	5.9	12.0
Total payables	212.0	339.1
Long-term debt	249.4	249.3
Total liabilities	4,482.8	4,498.0
SHAREHOLDERS’ EQUITY
Ordinary shares	1,700.8	1,693.3
Preference shares	222.9	193.8
Retained earnings	349.5	144.2
Accumulated other comprehensive income, net of taxes	41.5	8.5
Total shareholders’ equity	2,314.7	2,039.8
Total liabilities and shareholders’ equity	6,797.5	6,537.8

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Basic earnings per ordinary share
Net income (loss) adjusted for preference share dividend	0.96	(5.22)	2.61	(3.00)
Operating income (loss) adjusted for preference dividend	0.95	(5.15)	2.55	(2.86)
Diluted earnings per ordinary share
Net income (loss) adjusted for preference share dividend	0.94	(5.22)	2.55	(3.00)
Operating income (loss) adjusted for preference dividend	0.93	(5.15)	2.50	(2.86)
Weighted average ordinary shares outstanding	95,253,714	69,343,435	95,249,041	69,339,484
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	97,321,137	69,343,435	97,238,516	69,339,484
Book value per ordinary share			21.87	17.53
Diluted book value (treasury stock method)			21.41	17.53
Ordinary shares outstanding at end of the period			95,260,798	69,342,486
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			97,338,272	69,342,486

     See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

FINANCIAL RATIOS

	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
(in US$ millions except for percentage figures)
Average equity	2,034	1,353	2,015	1,445
Return on average equity
Net income (loss) adjusted for preference share dividend	4.5%	(26.8%)	12.3%	(14.4%)
Operating income (loss) adjusted for preference share dividend	4.4%	(26.4%)	12.1%	(13.7%)
Loss ratio	54.0%	180.0%	54.6%	94.2%
Expense ratio	27.0%	27.1%	29.6%	26.8%
Combined ratio	81.0%	207.1%	84.2%	121.0%
Debt to total capital	9.7%	16.9%	9.7%	16.9%

See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three and nine months ended September 30, 2006 and 2005.

	Three Months Ended September 30, 2006					Three Months Ended September 30, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	196.4	96.6	77.7	86.8	457.5	256.0	81.5	57.3	99.2	494.0
Net premiums written	189.3	96.2	70.7	77.3	433.5	144.6	81.2	43.5	75.2	344.5
Gross premiums earned	173.6	132.0	117.1	90.8	513.5	212.3	125.9	79.7	106.7	524.6
Net premiums earned	126.9	128.3	104.6	69.5	429.3	112.5	121.3	72.1	73.5	379.4
Losses and loss expenses	(58.3)	(82.0)	(44.1)	(47.6)	(232.0)	(463.3)	(83.1)	(71.5)	(65.1)	(683.0)
Policy acquisition, operating and administration expenses	(41.0)	(27.6)	(26.3)	(20.8)	(115.7)	(33.1)	(29.0)	(21.5)	(19.0)	(102.6)
Underwriting profit (loss)	27.6	18.7	34.2	1.1	81.6	(383.9)	9.2	(20.9)	(10.6)	(406.2)
Net reserves for loss and loss adjustment expenses	565.7	887.6	303.8	443.9	2,201.0	635.2	608.5	202.6	407.5	1,853.8
Ratios
Loss ratio	46.0%	63.9%	42.2%	68.5%	54.0%	411.8%	68.5%	99.2%	88.6%	180.0%
Expense ratio	32.3%	21.5%	25.1%	29.9%	27.0%	29.4%	23.9%	29.8%	25.8%	27.1%
Combined ratio	78.3%	85.4%	67.3%	98.4%	81.0%	441.2%	92.4%	129.0%	114.4%	207.1%

	Nine Months Ended September 30, 2006					Nine Months Ended September 30, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	554.8	435.8	399.9	268.1	1,658.6	754.8	482.5	301.7	308.5	1,847.5
Net premiums written	417.0	419.3	345.9	203.3	1,385.5	492.0	464.7	266.4	240.4	1,463.5
Gross premiums earned	510.2	376.6	346.6	281.9	1,515.3	562.8	364.8	199.9	289.1	1,416.6
Net premiums earned	376.9	364.8	301.4	217.8	1,260.9	396.1	350.7	177.7	228.6	1,153.1
Losses and loss expenses	(153.5)	(210.3)	(172.7)	(151.7)	(688.2)	(554.6)	(248.7)	(124.5)	(158.5)	(1,086.3)
Policy acquisition, operating and administration expenses	(139.6)	(91.4)	(83.2)	(59.2)	(373.4)	(123.0)	(80.7)	(46.6)	(58.7)	(309.0)
Underwriting profit (loss)	83.8	63.1	45.5	6.9	199.3	(281.5)	21.3	6.6	11.4	(242.2)
Net reserves for loss and loss adjustment expenses	565.7	887.6	303.8	443.9	2,201.0	635.2	608.5	202.6	407.5	1,853.8
Ratios
Loss ratio	40.7%	57.6%	57.3%	69.6%	54.6%	140.0%	70.9%	70.1%	69.3%	94.2%
Expense ratio	37.1%	25.1%	27.6%	27.2%	29.6%	31.1%	23.0%	26.2%	25.7%	26.8%
Combined ratio	77.8%	82.7%	84.9%	96.8%	84.2%	171.1%	93.9%	96.3%	95.0%	121.0%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	Specialty Insurance	Specialty Reinsurance		Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	69.0	8.7		77.7	51.0	6.3	57.3
Net premiums written	62.4	8.3		70.7	42.5	1.0	43.5
Gross premiums earned	97.2	19.9		117.1	54.0	25.7	79.7
Net premiums earned	85.4	19.2		104.6	47.2	24.9	72.1
Losses and loss expenses	(47.9)	3.8	(1)	(44.1)	(45.5)	(26.0)	(71.5)
Policy acquisition, operating and administration expenses	(22.2)	(4.1)		(26.3)	(14.4)	(7.1)	(21.5)
Underwriting profit (loss)	15.3	18.9		34.2	(12.7)	(8.2)	(20.9)
Ratios
Loss ratio	56.1%	(19.8	)%(1)	42.2%	96.4%	104.4%	99.2%
Expense ratio	26.0%	21.5%		25.1%	30.5%	28.5%	29.8%
Combined ratio	82.1%	1.7%		67.3%	126.9%	132.9%	129.0%

(1)	The positive losses and loss expenses and loss ratio are due to the release of prior year reserves.

SPECIALTY INSURANCE AND REINSURANCE

	Nine Months Ended September 30, 2006			Nine Months Ended September 30, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	316.1	83.8	399.9	214.2	87.5	301.7
Net premiums written	264.4	81.5	345.9	184.9	81.5	266.4
Gross premiums earned	277.3	69.3	346.6	114.6	85.3	199.9
Net premiums earned	234.0	67.4	301.4	94.1	83.6	177.7
Losses and loss expenses	(157.4)	(15.3)	(172.7)	(83.4)	(41.1)	(124.5)
Policy acquisition, operating and administration expenses	(66.2)	(17.0)	(83.2)	(27.7)	(18.9)	(46.6)
Underwriting profit (loss)	10.4	35.1	45.5	(17.0)	23.6	6.6
Ratios
Loss ratio	67.3%	22.7%	57.3%	88.6%	49.2%	70.1%
Expense ratio	28.3%	25.2%	27.6%	29.5%	22.6%	26.2%
Combined ratio	95.6%	47.9%	84.9%	118.1%	71.8%	96.3%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended September 30, 2006			Three Months Ended September 30, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	34.0	52.8	86.8	34.2	65.0	99.2
Net premiums written	31.2	46.1	77.3	16.3	58.9	75.2
Gross premiums earned	36.4	54.4	90.8	38.1	68.6	106.7
Net premiums earned	21.7	47.8	69.5	13.1	60.4	73.5
Losses and loss expenses	(17.1)	(30.5)	(47.6)	(30.2)	(34.9)	(65.1)
Policy acquisition, operating and administration expenses	(9.8)	(11.0)	(20.8)	(6.5)	(12.5)	(19.0)
Underwriting profit (loss)	(5.2)	6.3	1.1	(23.6)	13.0	(10.6)
Ratios
Loss ratio	78.8%	63.8%	68.5%	230.6%	57.8%	88.6%
Expense ratio	45.2%	23.0%	29.9%	49.6%	20.7%	25.8%
Combined ratio	124.0%	86.8%	98.4%	280.2%	78.5%	114.4%

PROPERTY AND CASUALTY INSURANCE

	Nine Months Ended September 30, 2006			Nine Months Ended September 30, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	107.8	160.3	268.1	111.9	196.6	308.5
Net premiums written	61.2	142.1	203.3	65.1	175.3	240.4
Gross premiums earned	108.4	173.5	281.9	89.9	199.2	289.1
Net premiums earned	65.4	152.4	217.8	51.5	177.1	228.6
Losses and loss expenses	(56.4)	(95.3)	(151.7)	(49.9)	(108.6)	(158.5)
Policy acquisition, operating and administration expenses	(24.7)	(34.5)	(59.2)	(18.8)	(39.9)	(58.7)
Underwriting profit (loss)	(15.7)	22.6	6.9	(17.2)	28.6	11.4
Ratios
Loss ratio	86.2%	62.5%	69.6%	96.9%	61.3%	69.3%
Expense ratio	37.8%	22.7%	27.2%	36.5%	22.6%	25.7%
Combined ratio	124.0%	85.2%	96.8%	133.4%	83.9%	95.0%

CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Ordinary shares
Beginning of period	1,693.3	1,096.1
Shares issued
New share issues	0.1	0.3
Share-based compensation	7.4	3.8
End of period	1,700.8	1,100.2
Preference shares
Beginning of period	193.8	0.0
New share issues	29.2	0.0
New share issue costs	(0.1)	0.0
End of period	222.9	0.0
Retained earnings
Beginning of period	144.2	367.5
Net income (loss) for the period	258.6	(208.1)
Dividends paid on ordinary shares	(42.9)	(31.2)
Dividend declared on preference shares	(10.4)	0.0
End of period	349.5	128.2
Cumulative foreign currency translation adjustments
Beginning of period	42.8	27.9
Change for the period	30.0	0.1
End of period	72.8	28.0
Gain (loss) on derivatives
Beginning of period	(2.0)	(2.2)
Reclassification to interest payable	0.1	0.1
End of period	(1.9)	(2.1)
Unrealized (losses) on investments, net of taxes
Beginning of period	(32.3)	(7.8)
Change for the period	1.5	(22.6)
Reclassification to net realized gains (losses)	1.4	0.0
End of period	(29.4)	(30.4)
Total accumulated other comprehensive income (loss)	41.5	(4.5)
Total shareholders' equity	2,314.7	1,223.9

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Net income (loss)	258.6	(208.1)
Other comprehensive income (loss), net of taxes
Reclassification adjustment for net realized gains included in net income (loss)	1.4	(1.7)
Change in unrealized gains (losses) on investments	1.5	(20.9)
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in unrealized gains (losses) on foreign currency translation	30.0	0.1
Other comprehensive income (loss)	33.0	(22.4)
Comprehensive income (loss)	291.6	(230.5)

SUMMARIZED CASH FLOWS

(in US$ millions)	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Net cash from operating activities	371.8	605.9
Net cash from investing activities	(697.7)	(486.5)
Net cash from financing activities	(24.1)	(30.8)
Effect of exchange rate movements on cash and cash equivalents	13.2	(4.1)
Increase (decrease) in cash and cash equivalents	(336.8)	84.5
Cash at beginning of the period	748.3	284.9
Cash at end of the period	411.5	369.4

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The following table presents the return on average equity for the three and nine months ended September 30, 2006 and 2005:

(in US$ millions except for percentages)	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Closing shareholders' equity	2,315	1,224	2,315	1,224
Average adjustment	(281)	129	(300)	221
Average equity (1)	2,034	1,353	2,015	1,445
Return on average equity from underwriting activity (2)	4.0%	(30.0%)	9.9%	(16.8%)
Return on average equity from investment and other activity (3)	1.6%	1.5%	5.4%	4.2%
Pre-tax operating income (loss) return on average equity, for period	5.6%	(28.5%)	15.3%	(12.6%)
Post-tax return on average equity (4)	4.4%	(26.4%)	12.1%	(13.7%)
Ratios
Combined ratio	81.0%	207.1%	84.2%	121.0%

See page 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1)	Average equity is calculated by taking the simple average at latest month end and each previous month end in the period of the closing shareholders' equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2)	Calculated by using underwriting income.

3)	Calculated by using total other operating revenue and other expense adjusted for preference share dividend.

4)	Calculated by using operating income after tax adjusted for preference share dividend.

INVESTMENT PORTFOLIO

(in US$ millions)	As at September 30, 2006
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,519.9	2.0	(26.3)	1,495.6
Corporate securities	995.1	2.7	(11.8)	986.0
Foreign government	413.6	0.3	(4.4)	409.5
Municipals	1.6	0.0	0.0	1.6
Asset-backed securities	268.1	0.3	(2.5)	265.9
Mortgage-backed securities	611.5	3.8	(7.2)	608.1
Total fixed maturities	3,809.8	9.1	(52.2)	3,766.7
Short-term investments	502.5	1.1	(1.4)	502.2
Other investments	150.0	0.0	0.0	150.0
Total Investments	4,462.3	10.2	(53.6)	4,418.9

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Nine Months Ended September 30, 2006	Twelve Months Ended December 31, 2005
Provision for losses and loss expenses at period start January 1, 2006 and 2005 respectively	3,041.6	1,277.9
Less reinsurance recoverable	(1,192.7)	(197.7)
Net loss and loss expenses at period start January 1, 2006 and 2005	1,848.9	1,080.2
Loss reserve portfolio transfer	0.7	26.2
Provision for losses and loss expenses for claims incurred
Current year	746.3	1,409.1
Prior year (release)	(58.1)	(50.6)
Total incurred	688.2	1,358.5
Losses and loss expense payments for claims incurred	(399.6)	(551.9)
Foreign exchange (gains) losses	62.8	(64.1)
Net loss and loss expense reserves at September 30, 2006 and December 31, 2005	2,201.0	1,848.9
Plus reinsurance recoverables on unpaid loss at end of period	788.3	1,192.7
Gross loss and loss expense reserves at September 30, 2006 and December 31, 2005	2,989.3	3,041.6

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at September 30, 2006 and December 31, 2005:

(in US$ millions)	As at September 30, 2006			As at December 31, 2005
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	892.9	(327.2)	565.7	1,266.7	(666.9)	599.8
Casualty reinsurance	897.4	(9.8)	887.6	683.4	(8.6)	674.8
Specialty insurance and reinsurance	590.2	(286.4)	303.8	526.5	(319.3)	207.2
Property and casualty insurance	608.8	(164.9)	443.9	565.0	(197.9)	367.1
Total losses and loss expense reserves	2,989.3	(788.3)	2,201.0	3,041.6	(1,192.7)	1,848.9

MOVEMENTS IN PRIOR YEAR RESERVES

The following table presents the movements in the net reserves for loss and loss adjustment expenses in prior years that have been made during the three and nine months ended September 30, 2006:

(in US$ millions)	Three Months Ended September 30, 2006			Nine Months Ended September 30, 2006
	Total	2005 Hurricanes	Other Events	Total	2005 Hurricanes	Other Events
Property reinsurance	(14.8)	(12.1)	(2.7)	(33.5)	(34.2)	0.7
Casualty reinsurance	7.2	0.0	7.2	54.2	0.0	54.2
Specialty insurance and reinsurance	2.9	(3.2)	6.1	4.1	(15.8)	19.9
Property and casualty insurance	17.1	0.9	16.2	33.3	(1.3)	34.6
Prior year (increase) / release in reserves for the three and nine months ended September 30, 2006 (1)	12.4	(14.4)	26.8	58.1	(51.3)	109.4

(1)	Amounts shown as negatives in parentheses represent a strengthening of reserves.

REINSURER SECURITY RATING

     The following tables show our reinsurance recoverables and our reinsurers’ ratings as at September 30, 2006:

(in US$ millions except for percentages)	As at September 30, 2006
S&P
AAA	81.4	10.3%
AA+	1.8	0.2%
AA	16.5	2.1%
AA−	83.0	10.5%
A+	38.5	4.9%
A	305.0	38.7%
A−	148.9	18.9%
BBB+	0.0	0.0%
Fully collaterised	76.6	9.7%
Not rated	36.6	4.7%
	788.3	100.0%
A.M. Best
A++	81.4	10.3%
A+	62.2	7.9%
A	390.0	49.5%
A−	148.9	18.9%
B+	0.0	0.0%
Fully collaterised	76.6	9.7%
Not rated	29.2	3.7%
	788.3	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Basic weighted average ordinary shares outstanding	95.254	69.343	95.249	69.339
Add: weighted average of employee options	1.490	0.000	1.433	0.000
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.330	0.000	0.330	0.000
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.122	0.000	0.121	0.000
Add: weighted average of restricted share units	0.125	0.000	0.106	0.000
Diluted weighted average ordinary shares outstanding	97.321	69.343	97.239	69.339

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three and nine months ended September 30, 2006 and 2005:

(in US$ millions except where stated)	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Net income (loss) adjusted for preference share dividend	91.8	(362.0)	248.2	(208.1)
Add (deduct) after tax income (loss):
Net exchange (gains) losses	(2.5)	3.9	(10.4)	8.7
Net realized (gains) losses on investments	1.0	1.0	5.3	1.0
Operating income (loss) adjusted for preference share dividend	90.3	(357.1)	243.1	(198.4)
Tax on operating income (loss)	(23.7)	28.8	(65.4)	(16.8)
Operating income (loss) before tax adjusted for preference share dividend	114.0	(385.9)	308.5	(181.6)
Weighted average ordinary shares outstanding (millions)
Basic	95.3	69.3	95.2	69.3
Diluted	97.3	69.3	97.2	69.3
Basic per ordinary share data	$	$	$	$
Net income (loss) adjusted for preference share dividend	0.96	(5.22)	2.61	(3.00)
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.02)	0.01	(0.11)	0.01
Net realized (gains) losses on investments	0.01	0.06	0.05	0.13
Operating income (loss) adjusted for preference shares dividend	0.95	(5.15)	2.55	(2.86)
Diluted per ordinary share data
Net income (loss) adjusted for preference share dividend	0.94	(5.22)	2.55	(3.00)
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.02)	0.01	(0.11)	0.01
Net realized (gains) losses on investments	0.01	0.06	0.06	0.13
Operating income (loss) adjusted for preference share dividend	0.93	(5.15)	2.50	(2.86)
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)			2,083.6	1,215.7
Number of ordinary shares in issue at the end of the period			95,260,798	69,342,486
Diluted number of ordinary shares in issue at the end of the period			97,338,272	69,342,486
			$	$
Book value per ordinary share			21.87	17.53
Diluted book value per ordinary share			21.41	17.53